SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

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                       FORM 8-K
                 CURRENT REPORT*
      PURSUANT TO SECTION 13 OR 15(d) OF THE
         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (Date of earliest event reported):
                 SEPTEMBER 21, 1998

          HARNISCHFEGER INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)


DELAWARE                1-9929             39-1566457
(State or Other     (Commission File     (IRS Employer
Jurisdiction        Number)               Identification
of Incorporation)                         No.)


3600 SOUTH LAKE DRIVE, ST. FRANCIS, WISCONSIN  53235-3716
(Address of Principal Executive Offices)        (ZipCode)

Registrant's telephone number, including area code:(414)486-6400

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     *This report updates and supersedes the description of the
Registrant's Common Stock in the Registrant's Registration Statement on Form8-B filed on October 20, 1986, as previously updated by the Registrant's Form 8-K dated March 25, 1992. See Item 5 herein.

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Item 5. Other Events.

     The following "Description of Capital Stock" is filed for the purpose of updating and superseding the description of the Common
Stock of Harnischfeger Industries, Inc. (the "Company") contained in the Company's Registration Statement on Form 8-B filed on October 20,
1986, as previously updated by the Company's Form 8-K dated March 25, 1992:

DESCRIPTION OF CAPITAL STOCK

     (The following summary does not purport to be a complete description of the applicable provisions of the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws (the "Bylaws"), as they may be amended from time to time, or of applicable statutory or other law, and is qualified in its entirety by reference thereto.)

     Pursuant to the Certificate of Incorporation, as in effect on the date hereof, the Company has (i) 150,000,000 authorized shares of Common
Stock, par value $1 per share (the "Common Stock"), and (ii) 250,000 authorized shares of Preferred Stock, par value $100 per share (the "Preferred Stock").
A Right (as defined below) currently attaches to each share of Common Stock outstanding.

Common Stock

     Dividend Rights and Restrictions. The holders of Common Stock are entitled to receive dividends when and as declared by the Board of Directors out of funds legally available therefor. The Company's dividend policy is subject to change at any time at the discretion of the Board of Directors. Covenants contained in the Company's debt agreements from time to time may impose certain restrictions regarding the payment of dividends.

     Voting Rights. The holders of Common Stock are entitled to one vote per share on each matter submitted to a vote at any meeting of stockholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by Delaware law, the Certificate of Incorporation, or the Bylaws. Under the Certificate of Incorporation, certain corporate actions, including the sale of all or substantially all of the Company's property and assets, a merger or consolidation with one or more other corporations (except a merger in which the Company is to be the surviving corporation and for which the Delaware General Corporation
Law does not require a stockholder vote), voluntary dissolution of the Company and amendments to the Certificate of Incorporation, require the affirmative vote of the holders of at least two-thirds of the combined voting power of the then outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.

     Holders of Common Stock do not have cumulative voting rights. Accordingly, the holders of a simple majority of the shares voting at a meeting for the election of directors can elect all of the directors being elected at such meeting (and the holders of the remaining shares will be unable to elect any directors). The Certificate of Incorporation provides for three classes of directors, each of which is to be elected on a staggered basis for a term of three years.

     Liquidation Rights. In the event of a liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all of the assets of the Company available for distribution to its stockholders, subject to the preferential rights of the holders of any Preferred Stock that may then be outstanding.

     Assessability. When the Company has received the consideration determined by the Board of Directors to be paid for the issuance of shares of Common Stock, such shares are fully paid and non-assessable, except that, under the Wisconsin Business Corporation Law, as interpreted by the Supreme Court of Wisconsin, the stockholders of the Company, as stockholders of a corporation which is qualified to do business and has its principal place of business in Wisconsin, may in certain circumstances be personally liable for debts owing to employees of the Company for services performed for the Company, but not exceeding six months service in any one case.

     Other Matters. Holders of Common Stock, as such, do not have preemptive rights to purchase or subscribe for unissued stock or other securities of the Company. The shares of Common Stock are not subject or entitled to the operation of a retirement or sinking fund. The shares of Common Stock are not convertible into shares of Preferred Stock or into shares of any other class or series of capital stock of the Company. The Common Stock is listed on the New York and Pacific Stock Exchanges. BankBoston, N.A. is the transfer agent and registrar for the Common Stock.

Certain Provisions of the Delaware General Corporation Law

     The Company is governed by the provisions of Section 203 of the Delaware General Corporation Law. In general, the law prohibits a public Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the time the person became an interested stockholder, unless the business combination is approved in a prescribed manner. "Business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or, if currently an affiliate or associate of the corporation, within three years did own) 15% or more of the corporation's voting stock.

Preferred Stock

     Preferred Stock may be issued from time to time in series having such designations, preferences and rights, and qualifications, limitations and restrictions as the Board of Directors may determine, including the consideration to be received therefor, the number of shares comprising each series, dividend rates, redemption provisions, liquidation preferences, mandatory retirement provisions, conversion rights and voting rights, all without any stockholder approval. Preferred Stock could be given voting and conversion rights which would dilute the voting power and equity of holders of Common Stock and could have preference over Common Stock with respect to dividends and liquidation rights. The Board of Directors, without stockholder approval, may issue Preferred Stock with voting or conversion rights which could adversely affect the voting power of the holders of Common Stock or which could be used as a defensive measure in connection with an unsolicited attempt to acquire the Company.
Certain fundamental matters requiring stockholder approval (such as mergers, a sale of substantially all assets and certain amendments to the Certificate of Incorporation) may require approval by the separate vote of the holders of the Common Stock and the Preferred Stock. None of the Preferred Stock is outstanding as of the date hereof. In connection with the Preferred Stock Purchase Rights described below, the Board of Directors has designated 100,000 of the authorized shares of Preferred
Stock as Preferred Stock, Series D, and has reserved 50,000 of such shares for issuance upon exercise of the Rights.

Preferred Stock Purchase Rights

     On February 6, 1989, the Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock payable on February 17, 1989 (the "Record
Date") to stockholders of record at the close of business on the Record
Date, and with respect to all shares of Common Stock that become outstanding after the Record Date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights and the expiration of the Rights. Except as set forth below and subject to adjustment as provided in the Rights Agreement (as defined below), each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of the Corporation's Preferred Stock, Series D, par value $100 per share (the "Series D Preferred Stock"), at an exercise price of $75.00 per one one-thousandth of a share (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement dated as of February 8, 1989, as amended as of October 9, 1995 and September 15, 1998 (the "Rights Agreement"), between the Company and BankBoston, N.A. (formerly known as The First National Bank of Boston), as Rights Agent
(the "Rights Agent").

     The Rights will be evidenced by Common Stock certificates and not by separate certificates until the close of business on the earlier of (i) the tenth day after the public disclosure that a person or group (an "Acquiring Person"), together with persons affiliated or associated with it, has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock (the "Stock Acquisition Date") and (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) after the first date of the commencement of, or first public disclosure of an intention to commence, a tender offer or exchange offer for securities of the Company by a person other than the Company and certain related entities if, upon consummation thereof, such person or group, together with persons affiliated or associated with it, could acquire beneficial ownership of 15% or more of the outstanding Common Stock
(the earlier of such dates being called the "Distribution Date"). Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Stock (except in connection with redemption of the Rights). Until the Distribution Date
(or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer, replacement or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

     As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. From and after the Distribution Date, such separate Rights Certificates alone will evidence the Rights.

     The Rights will first become exercisable on the Distribution Date (unless sooner redeemed). The Rights will expire at the close of business on February 17, 2009 (the "Expiration Date"), unless earlier redeemed by the Company as described below.

     The Purchase Price and the number of shares of Series D Preferred Stock or other securities, cash or other property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend or distribution on, or a subdivision, combination or reclassification of, the Series D Preferred Stock, (ii) upon the grant to holders of the Series D Preferred Stock of certain rights, options, or warrants to subscribe for Series D Preferred Stock or securities convertible into Series D Preferred Stock at less than the current market price of the Series D Preferred Stock, or (iii) upon the distribution to holders of the Series D Preferred Stock of other securities, cash (excluding regular periodic cash dividends at an annual rate not in excess of 125% of the annualized rate of cash dividends paid during the then preceding fiscal year), property, evidences of indebtedness, or assets.

     In the event that, following the Distribution Date, the Company is acquired in a merger or other business combination in which the Common Stock does not remain outstanding or is changed or 50% or more of its consolidated assets or earning power is sold, leased, exchanged, mortgaged, pledged or otherwise transferred or disposed of (in one transaction or a series of related transactions), then the Rights will "flip-over" and entitle each holder of a Right to purchase, upon the exercise of the Right at the then-current Purchase Price, that number of shares of common stock of the acquiring company (or, in certain circumstances, one of its affiliates) which at the time of such transaction would have a market value of two times such Purchase Price.

     In the event that any person becomes an Acquiring Person (a
"Triggering Event"), the Rights will "flip-in" and entitle each holder of a Right, except as provided below, to purchase, upon exercise at the then-current Purchase Price, that number of shares of Common Stock having a market value of two times such Purchase Price.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. Holders will have no right to receive fractional shares of Series D Preferred Stock (other than fractions which are integral multiples of one one-thousandths of a share of Series D Preferred Stock) upon the exercise of Rights. In lieu of such fractional shares, an adjustment in cash may be made based on the market price of the Series D Preferred Stock on the last trading date prior to the date of exercise, or the Company may issue scrip, warrants or depositary receipts.

     If the Board of Directors determines in good faith that a person who would otherwise be an Acquiring Person has become such inadvertently, and such person divests as promptly as practicable a sufficient number of shares of Common Stock so that such person would no longer be an Acquiring Person, then such person shall not be deemed an Acquiring Person.

     Any Rights beneficially owned at any time on or after the earlier of the Distribution Date and the Stock Acquisition Date by an Acquiring Person or an affiliate or associate of an Acquiring Person (whether or not such ownership is subsequently transferred) will become null and void upon the occurrence of a Triggering Event, and any holder of such Rights will have no right to exercise such Rights.

     At any time prior to the earlier of (i) such time as any person becomes an Acquiring Person, (ii) the effective time of a business combination with the Company that follows a Stock Acquisition Date and
(iii) the Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $.02 per Right. Immediately upon the action of the Company's Board of Directors electing to redeem the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights thereafter will be to receive the applicable redemption price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company (other than with respect to stock of the Company owned by such holder), including, without limitation, the right to vote or to receive dividends or distributions.

     At any time prior to the Distribution Date, the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which the Distribution Date will occur); provided, however, that the Rights Agreement may not be amended to change the Purchase Price, the number of shares of Series D Preferred Stock, other securities, cash or other property obtainable upon exercise of a Right, or the redemption price, or to provide for an earlier Expiration Date. After the Distribution Date, the Rights Agreement may be amended only to cure ambiguities, to correct inconsistent provisions or in ways that do not adversely affect the Rights holders.

     Each share of Series D Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $50 per share but will be entitled to an aggregate dividend of 1000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Series D Preferred Stock will be entitled to a minimum preferential liquidation payment of $1000 per share but will be entitled to an aggregate payment of 1000 times the payment made per share of Common Stock. Each share of Series D Preferred Stock will have 1000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each share of Series D Preferred Stock will be entitled to received 1000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

     The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors prior to a person becoming an Acquiring Person or the effective time of such merger or other business combination, because until any such time the Rights may be redeemed by the Company at $.02 per Right.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      HARNISCHFEGER INDUSTRIES, INC.



                      By:  /s/ James C. Benjamin
                      --------------------------------------
                         James C. Benjamin
                         Vice President and Controller

Date: September 21, 1998

                          EXHIBIT INDEX

Exhibit
No.

99.1 Restated Certificate of Incorporation of Harnischfeger Industries, Inc. dated as of April 21, 1997 (including the Certificate of Designations of Preferred Stock, Series D, attached as Exhibit A thereto) (Incorporated by reference to Exhibit 3(a) to the Registrant's Form 10-Q for the Quarterly Period ended April 30,
      1997)

99.2 Rights Agreement dated as of February 8, 1989 between Harnischfeger Industries, Inc. and BankBoston, N.A., formerly known as The First National Bank of Boston, as Rights Agent, (Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A filed on February 9, 1989)

99.3  Amendment, dated as of October 9, 1995, to the Rights
      Agreement, dated as of February 8, 1989, between Harnischfeger Industries, Inc. and The First National Bank of Boston, as Rights Agent (Incorporated by reference to Exhibit 4 of the registrant's Current Report on Form 8-K dated October 11, 1995).

99.4 Amendment, dated as of September 15, 1998, to the Rights Agreement, dated as of February 8, 1989, as amended as of October 9, 1995, between Harnischfeger Industries, Inc. and BankBoston, N.A., formerly known as The First National Bank of Boston, as Rights Agent (Incorporated by reference to Exhibit 4 of the registrant's Current Report on Form
      8-K dated September 15, 1998).

99.5 Bylaws of Harnischfeger Industries, Inc., as amended August 24, 1998 (Incorporated by reference to Exhibit 3 to the Registrant's Form 10-Q for the Quarterly Period ended July 31, 1998)

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